 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2019

ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0189025
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 11th FLOOR SALT LAKE CITY, UT	84133
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-844-7637

N/A
(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act) Yes ☐ No☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock (expiring May 22, 2020)	ZIONW	The NASDAQ Stock Market LLC
Depositary Shares each representing a 1/40th ownership interest in a share of Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZB/A	New York Stock Exchange
Depositary Shares each representing a 1/40th ownership interest in a share of Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZB/G	New York Stock Exchange
Depositary Shares each representing a 1/40th ownership interest in a share of Series H 5.75% Non-Cumulative Perpetual Preferred Stock	ZB/H	New York Stock Exchange
6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028	ZBK	New York Stock Exchange

ITEM 5.07    Submission of Matters to a Vote of Security Holders

Zions Bancorporation, National Association (the “Company”) held its Annual Meeting of Shareholders on May 31, 2019. At the meeting, shareholders elected 11 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2019; and approved, on a nonbinding advisory basis, the 2018 compensation paid to the Company’s executive officers.

The results were as follows:

1.	Election of 11 director nominees for a one-year term.

DIRECTOR	VOTES FOR	VOTES AGAINST	ABSTENTIONS
Jerry C. Atkin	137,887,758	5,258,394	173,508
Gary L. Crittenden	138,100,073	4,968,056	271,036
Suren K. Gupta	142,492,159	583,262	263,744
J. David Heaney	139,543,952	3,619,098	176,115
Vivian S. Lee	140,692,908	2,339,934	306,323
Scott J. McLean	140,607,232	2,590,656	141,277
Edward F. Murphy	142,081,300	1,068,192	189,673
Stephen D. Quinn	135,551,992	7,605,043	182,130
Harris H. Simmons	137,279,125	5,115,753	944,287
Aaron B. Skonnard	142,477,493	519,222	342,450
Barbara A. Yastine	141,852,410	1,300,759	185,996

2.
Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm to audit the Company’s financial statements for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions
155,597,445	3,379,349	93,950

3.	Approval, on a nonbinding advisory basis, of the compensation paid to the Company’s named executive officers with respect to the fiscal year ended December 31, 2018.

Votes For	Votes Against	Abstentions
135,289,576	7,755,439	294,150

4.	Shareholders recommended, on a nonbinding advisory basis, an annual frequency for the shareholder nonbinding vote to approve executive compensation.

1 Year	2 Years	3 Years	4 Years
139,670,269	260,805	3,134,916	273,175

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, N.A.

Date: June 3, 2019	By:	/s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President and General Counsel